UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2019

Osmotica Pharmaceuticals plc

(Exact name of registrant as specified in its charter)

Ireland	001-38709	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Boulevard Bridgewater, NJ	08807
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (908) 809-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	OSMT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2019 Annual General Meeting of Shareholders (the “Annual Meeting”) of Osmotica Pharmaceuticals plc (the “Company”) held on June 18, 2019, shareholders voted on the following proposals:

•                  Election of the directors of the Company, each to serve a term extending until the conclusion of the Company’s next annual general meeting of shareholders; and

•                  Ratification, in a non-binding advisory vote, of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019, and authorization, in a binding vote, of the Company’s board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration.

The final voting results for the Annual Meeting are as follows:

1. The shareholders elected Brian Markison, David Burgstahler, Sriram Venkataraman, Carlos Sielecki, Juan Vergez, Fred Weiss and Gregory L. Cowan as directors, each to serve a term extending until the conclusion of the Company’s next annual general meeting of shareholders or until his successor is duly elected and qualified or until his death, resignation or removal, based on the following votes:

	For	Against	Abstain	Broker Non-Votes

Brian Markison	44,896,934	668,597	45,569	2,283,386

David Burgstahler	44,785,722	779,809	45,569	2,283,386

Sriram Venkataraman	44,804,553	760,978	45,569	2,283,386

Carlos Sielecki	44,803,517	762,014	45,569	2,283,386

Juan Vergez	44,803,517	762,014	45,569	2,283,386

Fred Weiss	45,399,111	166,420	45,569	2,283,386

Gregory L. Cowan	45,551,957	13,574	45,569	2,283,386

2. The shareholders ratified, in a non-binding advisory vote, the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019, and authorized, in a binding vote, the Company’s board of directors, acting through the audit committee, to set the independent registered public accounting firm’s remuneration:

For	Against	Abstain	Broker Non-Votes

47,891,164	2,758	564	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSMOTICA PHARMACEUTICALS PLC

	By:	/s/ Andrew Einhorn
Andrew Einhorn
Chief Financial Officer

Date: June 19, 2019